Goodwill (Tables)	12 Months Ended
Dec. 31, 2021
Impairment of Assets [Abstract]
Disclosure of information for impairment loss recognised or reversed for individual asset or cash-generating unit

(in thousands of U.S. dollars)	December 31, 2021	December 31, 2020

Johnson	$219	$219
Multi-Family Rental	—	79,112
Single-Family Rental (1)	29,507	29,507
Total goodwill	$29,726	$108,838
(1) Relates to the Tricon wholly-owned portfolio.
This fair value measurement is categorized as Level 3 in the fair value hierarchy and requires assumptions about revenue and operating expense growth rates as well as discount rates, which are discussed below.

	December 31, 2021		December 31, 2020
	Single-Family Rental	Multi-Family Rental	Single-Family Rental	Multi-Family Rental

Weighted average growth rate - Years 1-5	4.5%	N/A	3.3%	3.5%
Long-term growth rate	1.5%	N/A	1.0%	1.0%
Discount rate	5.0%	N/A	5.0%	6.0%